                                                                   EXHIBIT 10.98

        2006 BASE SALARIES AND 2005 BONUSES FOR NAMED EXECUTIVE OFFICERS

     On March 9, 2006, the Compensation Committee of our Board of Directors
approved increases in the base salaries of certain of the named executives, to be effective April 1, 2006 and bonuses for the named executives effective for the fiscal year ended December 31, 2005, as set forth below. The base salary for
Robert Drewes was increased by the Compensation Committee on July 12, 2005.

NAME AND POSITION                         BASE SALARY                2005 BONUS
--------------------------------    ------------------------     ---------------------

Frank C. Lanza                                    $1,100,000                $1,200,000
Michael T. Strianese                                $550,000                  $630,000
Christopher C. Cambria                              $475,000                  $575,000
Charles J. Schafer                                  $450,000                  $525,000
Robert W. Drewes                                    $450,000                  $750,000

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